EXHIBIT 23.1
                                                                    ------------





                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-51494) of Leucadia National Corporation of our report dated April 27, 2007, with respect to the combined financial statements of ResortQuest Mainland, which is included in this Current Report on Form 8-K/A dated June 15, 2007 of Leucadia National Corporation.


                                              /s/  Ernst & Young LLP

Nashville, Tennessee
June 13, 2007